August 12, 2025 First quarter fiscal year 2026 marked continued maturation of our pipeline as well as additional activity within our Demonstrated Intent (DI) Scorecard. The following are the key updates since our June 2025 report. ANTERIX DEMONSTRATED INTENT SCORECARD UPDATE ANTERIX PIPELINE UPDATE As of this update, we have signed approximately $390M in contracts and have remaining in our pipeline approximately $3B of prospective contract opportunities. Approximately $500M in potential contracted proceeds resides in Phase 3. DEMONSTRATED INTENT OVERVIEW Since February 2023, we have committed to share with our investors data regarding both the three phases of our pipeline as well as updates on our DI scorecard, a quantitative and fact-based analysis that allows investors to understand how we assess utilities’ intent to move forward with 900 MHz private wireless broadband. Utilities’ passage through the phases of our pipeline does not provide a sufficiently full picture of customer progress nor does it represent our basis for confidence in the market. As we have reported since 2023, there is a complementary, clearer, more transparent way to show investors the progress we are making in achieving our goal of being the de facto provider of private wireless broadband to utilities. The analysis behind our DI scorecard includes tracking of 20 individual pre-determined indicators for each customer in our pipeline; scoring each indicator based on our fixed assessment of its relative importance; and then calculating a combined “Demonstrated Intent” score for each prospective customer. The 20 individual indicators do not change from quarter to quarter. If the sum of the analysis places a utility over a certain threshold, we conclude that we have high confidence that a customer has demonstrated an intent to move forward with Anterix on a 900 MHz contract. A number of these indicators are based on publicly available information, while others are based on the information utilities have shared with us pursuant to a Non-Disclosure Agreement. Examples of the data and information that is publicly available include categories such as “regulatory or rate case filings,” “public statements of intent made through participation on panels or in interviews and articles,” “membership in our Utility Strategic Advisory Board,” “active participation in the Utility Broadband Alliance,” and “filing for 900 MHz Experimental Licenses.” For those indicators supported by private data, many are definitive and measurable, such as “whether the utility has requested and received 900 MHz spectrum pricing,” “whether the utility has issued an RFP where 900 MHz is defined as the primary spectrum band,” “whether there is a verbal agreement on deal terms,” “whether the utility has pursued BIL funding to support a private LTE project,” or one of the top indicators, “whether we have engaged in contract negotiations.” While the significance of the indicators does vary, several are highly validating all on their own but in isolation don’t confirm a contract is highly likely with Anterix. It is the totality of activity that lets us know whether the DI threshold has been crossed and, in turn, informs our confidence level that a utility is demonstrating its intent to proceed with deploying 900 MHz spectrum. The DI scorecard enables us to quantify and weigh the tangible investments of time and resources our target customers make well before entering into a contract. Collectively, the indicators of customer investment of time and resources in 900 MHz broadband, as reflected in our DI scorecard, are the signs that we regularly see, and that you hear us referencing when we say that we see momentum increasing. The attached graphic provides a high-level summary of both the pipeline and the DI scorecard. The DI scorecard does not reflect any potential outcomes that may result from the Anterix Accelerator program. Forward Looking Statements Certain statements contained in this report constitute forward- looking statements within the meaning of the federal securities laws that involve risks and uncertainties. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future events or achievements such as statements in this report related to Anterix’s business, financial results, outlook, or opportunities. Actual events or results may differ materially from those contemplated in this report. Forward-looking statements speak only as of the date they are made and readers are cautioned not to put undue reliance on such statements, as they are subject to a number of risks and uncertainties that could cause Anterix’s actual future results to differ materially from results indicated in the forward- looking statement. Such statements are based on assumptions that could cause actual results to differ materially from those in the forward-looking statements, including: (i) the timing of payments under customer agreements; (ii) Anterix’s ability to clear the 900 MHz Broadband Spectrum on a timely basis and on commercially reasonable terms; (iii) Anterix’s ability to timely secure broadband licenses; ( iv) Anterix's ability to successfully commercialize its spectrum assets to its targeted utility customers in accordance with its plans and expectations; (v) Anterix’s ability to execute on its customer engagement initiatives; (vi) the timing and outcome of Anterix’s strategic review process; ( vii) whether Anterix will be able to identify, develop or execute on any actions as a result of its strategic review process and (viii) competition in the market for spectrum and spectrum solutions offered by Anterix. Actual events or results may differ materially from those contemplated in this r eport. Anterix’s filings with the Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect the Company’s financial outlook, business, results of operations and financial condition. Anterix undertakes no obligation to update publicly or revise any forward-looking statements contained herein. • Currently, 18 utilities are above the DI threshold, a point at which we believe indicates a high degree of confidence that a customer has demonstrated intent to move forward with Anterix on a 900 MHz contract at some point in the future. This is not meant to indicate these contracts are imminent. • These 18 utilities represent approximately $1.1B in potential contracted proceeds. • Estimated contracted proceeds both above and below the DI threshold remain consistent with the June 2025 report. Four indicators were added to utilities’ scorecards that sit above the DI threshold and eight were added for those below the DI threshold. One indicator was removed from a utility's scorecard, which resulted in it falling below the DI threshold.

~$3B potential contracted proceeds in phased pipeline, in addition to ~$390M contracted proceeds from signed deals Demonstrated Intent (DI) measures customers from the pipeline demonstrating their intent to move forward with Anterix 900 MHz. 900 MHz Private Wireless Broadband: A HIGHLY VALUABLE OPPORTUNITY A quantitative and fact-based scorecard that combines public and private data to measure Anterix’s relative confidence of each potential customer securing an agreement with Anterix for 900 MHz spectrum. August 12, 2025 Customers in the pipeline with the Highest Demonstrated Intent Score Contracted Proceeds Customers in the pipeline with graduated scores of Demonstrated Intent but not yet at the DI threshold ~$390M Contracted Proceeds ~$2.0B ~$1.1B ~$390M Customer DI Threshold Phase 1 Prospecting & Qualification Phase 2 Pursuit & Proposal Phase 3 Negotiation & Commitment ~$3B Pipeline ~$1.5B ~$500M ~$1.5B ~$1B

Demonstrated Intent is a key performance indicator used by Anterix management to track and score business development. Customers with a high DI score have not contractually committed to doing business with Anterix. Anticipated contracted proceeds are derived from Anterix benchmarking of spectrum lease transactions of similar size to anticipated customer contracts. There can be no assurance that Anterix will enter into agreements with any customer in its pipeline, including customers who have some level of DI or those customers with the highest DI, or realize the potential contracted proceeds indicated herein. August 12, 2025